Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	THL FBC Equity Investors, L.P.

Address of Joint Filer:	c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
Georgetown
Grand Cayman KY1-9005
Cayman Islands

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	First BanCorp [FBP]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	September 13, 2013

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THL FBC EQUITY INVESTORS, L.P.
By: THL Advisors (Alternative) VI, L.P., its general partner
By: Thomas H. Lee Advisors (Alternative) VI, Ltd., its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Treasurer

Dated:  September 13, 2013

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee (Alternative) Fund VI, L.P.

Address of Joint Filer:	c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
Georgetown
Grand Cayman KY1-9005
Cayman Islands

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	First BanCorp [FBP]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	September 13, 2013

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THOMAS H. LEE (ALTERNATIVE) FUND VI, L.P.
By: THL Advisors (Alternative) VI, L.P., its general partner
By: Thomas H. Lee Advisors (Alternative) VI, Ltd., its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

Dated:  September 13, 2013

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee (Alternative) Parallel Fund VI, L.P.

Address of Joint Filer:	c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
Georgetown
Grand Cayman KY1-9005
Cayman Islands

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	First BanCorp [FBP]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	September 13, 2013

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THOMAS H. LEE (ALTERNATIVE) PARALLEL FUND VI, L.P.
By: THL Advisors (Alternative) VI, L.P., its general partner
By: Thomas H. Lee Advisors (Alternative) VI, Ltd., its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

Dated:  September 13, 2013

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee (Alternative) Parallel (DT) Fund VI, L.P.

Address of Joint Filer:	c/o Intertrust Corporate Services (Cayman) Limited
190 Elgin Avenue
Georgetown
Grand Cayman KY1-9005
Cayman Islands

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	First BanCorp [FBP]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	September 13, 2013

Designated Filer:	Thomas H. Lee Advisors (Alternative) VI, Ltd.

Signature:

THOMAS H. LEE (ALTERNATIVE) PARALLEL (DT) FUND VI, L.P.
By: THL Advisors (Alternative) VI, L.P., its general partner
By: Thomas H. Lee Advisors (Alternative) VI, Ltd., its general partner

By:	/s/ Charles P. Holden
Name:	Charles P. Holden
Title:	Managing Director

Dated:  September 13, 2013